Pilgrim's Pride Corporation

Fiscal 2005 Annual & 4th Quarter Results

November 7, 2005

Cautionary Notes And Forward-Looking Statements

- Statements contained in this presentation that state the intentions, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including the fiscal 2006 earnings guidance, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases affecting the production performance and/or marketability of the Company's poultry products; contamination of our products, which has recently and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our leverage; restrictions imposed by and as a result of, our leverage; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; changes in laws or regulations or the application thereof affecting our operations as well as competitive factors and pricing pressures; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended October 2, 2004 and subsequent reports filed with the Securities and Exchange Commission.
- The term "Proforma" as used in this presentation refers to the inclusion of the ConAgra chicken division acquisition on November 23, 2003 as if it had been owned by the Company for the entire period presented.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude the estimated adverse effects of the October 2002 recall of certain deli meats by the company and to exclude recoveries resulting from our vitamin and methionine and other litigation, government avian influenza reimbursements and recall-related insurance. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

U.S. Meat Supply Growth – Remains Nominal

(million lbs.)

	2002	2003	% Change	2004	% Change	2005P	% Change	2006P	% Change
Beef	27,090	26,234	-3%	24,544	-6%	24,655	0%	25,812	5%
Pork	19,664	19,945	1%	20,509	3%	20,640	1%	21,076	2%
Total Red Meat	46,754	46,179	-1%	45,053	-2%	45,295	1%	46,888	4%
Chicken	32,240	32,749	2%	34,063	4%	35,172	3%	35,753	2%
Turkey	5,660	5,589	-1%	5,399	-3%	5,440	1%	5,618	3%
Total Poultry	37,900	38,338	1%	39,462	3%	40,612	3%	41,371	2%
Total Red Meat And Poultry	84,654	84,517	0%	84,515	0%	85,907	2%	88,259	3%
Poultry Meat Exported	5,241	5,439	4%	5,398	-1%	6,102	13%	6,294	3%
Red Meat Exported	4,060	4,235	4%	2,642	-38%	3,321	26%	3,855	16%

Source: Informa Economics report dated November 2, 2005

U.S. Per Capita Consumption (lbs.)

	2004	2005P	% Change	2006P	% Change
Beef	66.1	66.4	0.5%	68.2	2.7%
Pork	51.3	49.7	-3.1%	50.1	0.8%
Total Red Meat	117.4	116.1	-1.1%	118.3	1.9%
Chicken	85.4	86.9	1.8%	88.6	2.0%
Turkey	17.0	16.4	-3.5%	16.1	-1.8%
Total Poultry*	102.4	103.3	0.9%	104.7	1.4%
Total Red Meat And Poultry	219.8	219.4	-0.2%	223.0	1.6%

* Total Poultry includes Chicken and Turkey

Source: National Chicken Council dated October 18, 2005

Top U.S. Chicken Export Markets

	2001		2002		2003		2004		2005P	
	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.	lbs.	%/lbs.
Russia [1]	2,304	41.48%	1,521	31.67%	1,458	29.42%	1,502	31.40%	1,746	31.54%
Hong Kong	750	13.50%	608	12.66%	309	6.23%	228	4.77%	166	3.00%
Mexico [2]	381	6.86%	327	6.81%	366	7.38%	431	9.01%	527	9.52%
China [3]	108	1.94%	173	3.60%	292	5.89%	36	0.75%	189	3.41%
Korea [1]	226	4.07%	249	5.19%	159	3.21%	73	1.53%	104	1.88%
Other	1,786	32.15%	1,924	40.07%	2,372	47.86%	2,513	52.54%	2,804	50.65%
Total	5,555		4,802		4,956		4,783		5,536	
% of U.S. Production:		17.77%		14.89%		15.13%		14.04%		15.74%
% Inc.(Dec.) - Exports:		8.86%		-13.56%		3.21%		-3.49%		15.74%
% Inc.(Dec.) - Domestic:		1.26%		6.72%		1.29%		5.35%		1.22%

(1) Bans in U.S. generally lifted
(2) Bans in U.S. generally lifted except for eleven counties in TX
(3) Bans in U.S. generally lifted except for CT, RI & NY

October 31, 2005 Source: USDA & Informa Economics Projections

U.S. Industry Outlook

- **Pricing environment during (vs. prior year periods) :**

	4th Qtr FY 05		Fiscal Year 2005	
Primary:				
▪ GA Dock ➤	- 6.0%	to $0.75/lb.	- 0.5%	to $0.74/lb.
▪ Leg Quarters ➤	+54.7%	to $0.45/lb.	+ 12.8%	to $0.36/lb.
Other:				
▪ Wings ➤	- 20.1%	to $0.83/lb.	- 8.6%	to $0.95/lb.
▪ Breast Meat ➤	- 24.4%	to $1.41/lb.	- 24.0%	to $1.43/lb.

- **Export market**
  - ➤ Exports are expected to increase 15.7% in 2005 as reported by Informa Economics Projections.
  - ➤ Cold Storage Inventory levels are expected to continue around current levels in 2006.
  - ➤ September 2005 ending inventories are 5% below inventories at the same time last year.
  - ➤ Avian Influenza outbreaks in Asia are expected to keep export demand strong for the short term.

- **Feed Outlook**
  - ➤ Feed pricing has been favorable for both the fourth quarter and the fiscal year.
  - ➤ Projected increases in supplies of corn and soybean meal are expected to keep prices relatively flat in the 2005/06 season.

U.S. Industry Outlook - Continued

- **Grain Market**

FY2005 Actuals:	4th Qtr FY05 Near-by Futures vs. Prior Year Qtr	Fiscal Year 2005 Near-by Futures vs. Fiscal Year 2004
Corn*	-4.7% to $2.43/bushel	-16.6% to $2.26/bushel
Soybean Meal*	-11.6% to $209.98/ton	-25.7% to $191.30/ton

FY2006 Outlook:	2005-2006 Crop Year USDA Futures vs. Fiscal Year 2005	2005-2006 Crop Year 11/4/05 Futures (CBOT) vs. Fiscal Year 2005
Corn*	-18.1% to $1.85/bushel	-5.3% to $2.14/bushel
Soybean Meal*	-11.1% to $170.00/ton	-5.2% to $181.37/ton

* Excludes Freight and Basis Costs delivery costs
** Source data from Chicago Board of Trade ("CBOT")

Hurricane Effects

Katrina:

Market Value of New Orleans Frozen Inventory Lost- $1.6 million*

*Substantially all recoverable from Insurance and other 3rd parties

Rita:

Product loss due to refrigeration loss - $124,000

Repairs and Generator Expenses - $57,000

Contract Farms	Houses	# of Birds Housed	# of Birds Lost	% of Total Capacity Lost
Natchitoches, LA	39	11,400,000	150,000	1.3%
Nacogdoches/Lufkin, TX	86	25,500,000	192,650	0.8%
Total	125	36,900,000	342,650	0.9%

Energy Pricing

Department of Energy - U.S. Energy Prices: Medium Recovery Case

	2004				2005				2006			
	1st	2nd	3rd	4th	1st	2nd	3rd	4th	1st	2nd	3rd	4th
Diesel[a] ($/gal)	1.59	1.72	1.83	2.10	2.07	2.26	2.56	2.85	2.57	2.53	2.54	2.69
Natural Gas[b] ($/mcf)	5.81	6.29	5.66	6.48	6.62	7.14	9.79	12.79	9.99	7.75	7.71	9.40

[a] On-highway retail [b] Residential Average

Analysis of Estimated Effects on Pricing

4th Qtr 2005: **Price increase in 4th quarter 2005 vs. 3rd quarter 2005**

Diesel: 11.3%
Natural Gas: 30.6%

1st Qtr 2006 **Prices return to 3rd quarter 2005 levels**

2nd Qtr 2006 **Prices decline further below the current quarter's expected average pricing, but remain above prior year, same quarter averages by the following percentages:**

Diesel: 8.5%
Natural Gas: 12.0%

Earnings per Share

	FY2005	FY2004	%Change
Actuals			
4th Quarter	$ 1.12	$ 1.13	-0.9%
Fiscal Year	$ 3.98	$ 2.05	94.1%
Proforma			
Fiscal Year	$ 3.98	$ 2.15	85.1%

Earnings per Share

excluding effects of turkey restructuring and other non-recurring items (see slides 37 – 40)

	FY2005	FY2004	%Change
Actuals			
4th Quarter	$ 1.12	$ 0.99	13.1%
Fiscal Year	$ 3.82	$ 2.71	41.0%
Pro Forma			
Fiscal Year	$ 3.82	$ 2.77	37.9%

Reflects the effect of removing the Turkey Restructuring and Other Non-recurring items of (0.16), (0.14), 0.66, and 0.62 for FY2005, FY2004 4th Quarter, FY2004, and FY2004 Pro forma respectively.

Non-Recurring Items Affecting Fiscal 2004 & 2005

($ in Millions except EPS Effect, net)

Twelve Months Ended October 1, 2005	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Litigation Proceeds	$ -	$ -	$ -	$11.7	$11.7
Turkey asset sales	$ -	$ -	$ -	5.3	5.3
Total	$ -	$ -	$ -	$ 17.0	$ 17.0
EPS Effect, net				0.16	0.16

Three Months Ended October 2, 2004	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Turkey Restructuring	$ -	$ -	$ -	$ (8.2)	$ (8.2)
Turkey Recall Insurance	23.8	-	23.8	-	23.8
Total	$ 23.8	$ -	$ 23.8	$ (8.2)	$ 15.6
EPS Effect, net	0.22	-	0.22	(0.08)	0.14

Twelve Months Ended October 2, 2004	Non-Recurring	Miscellaneous Net	Total Income	Expenses	Net Income (Loss)
Recall Effects (Estimate)	$ -	$ -	$ -	$ (20.0)	$ (20.0)
Vitamin	0.1	0.9	1.0	-	1.0
Turkey Restructuring	-	-	-	(64.2)	(64.2)
Turkey Recall Insurance	23.8	-	23.8	-	23.8
Other Charges - Turkey	-	-	-	(7.9)	(7.9)
Total	$ 23.9	$ 0.9	$ 24.8	$ (92.1)	$ (67.3)
EPS Effect, net	0.24	0.01	0.25	(0.91)	(0.66)

Sales by Segment – Actual

($ in millions)

	4th Quarter			Fiscal Year Ended		
	FY2005	FY2004	% Change	FY2005	FY2004	%Change
Chicken:						
United States	$ 1,162.5	$ 1,158.5	0.4%	$ 4,411.2	$ 4,091.7	7.8%
Mexico	101.2	93.8	7.8%	403.4	362.4	11.3%
Total Chicken Sales	$ 1,263.7	$ 1,252.3	0.9%	$ 4,814.6	$ 4,454.1	8.1%
Total Turkey Sales	$ 50.2	$ 72.5	-30.8%	$ 204.8	$ 286.3	-28.4%
Sale of Other Products:						
United States	$ 163.6	$ 156.2	4.8%	$ 626.1	$ 600.1	4.3%
Mexico	5.2	5.5	-5.9%	20.8	23.2	-10.6%
Total Sale of Other Products	$ 168.8	$ 161.7	4.4%	$ 646.9	$ 623.3	3.8%
Total Net Sales	$ 1,482.7	$ 1,486.5	-0.3%	$ 5,666.3	$ 5,363.7	5.6%

Sales by Segment – Fiscal Year Pro forma

($in millions)

	Actual FY2005	Pro forma FY2004	%Change	Adj. Pro forma* FY 2004	%Change
Chicken Sales:					
United States	$ 4,411.2	$ 4,456.2	-1.0%	$ 4,377.0	0.8%
Mexico	403.4	362.4	11.3%	356.1	13.3%
Total Chicken Sales	$ 4,814.6	$ 4,818.6	-0.1%	$ 4,733.1	1.7%
Total Turkey Sales	204.8	286.3	-28.4%	279.6	-26.7%
Sale of Other Products					
United States	626.1	696.4	-10.1%	681.4	-8.1%
Mexico	20.8	23.2	-10.6%	22.9	-9.4%
Total Sale of Other Products	646.9	719.6	-10.1%	704.3	-8.2%
Total Net Sales	$ 5,666.3	$ 5,824.5	-2.7%	$ 5,717.0	-0.9%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third, and fourth fiscal quarter amounts were added. See slide 33 for computation of the 2004 Adjusted Pro forma amounts.

Summary Operating Results - Actual

($ In Millions)	Three Months Ended		Twelve Months Ended	
	4Q FY05	4Q FY04	FY2005	FY2004
Operating Income:				
Chicken:				
United States	$ 113.7	$ 121.9	$ 405.6	$ 329.7
Mexico	7.9	(0.7)	39.8	(7.6)
Sub Total	$ 121.6	$ 121.2	$ 445.4	$ 322.1
Turkey	(5.9)	8.4	(22.5)	(96.8)
Other Products:				
United States	$ 3.0	$ 5.1	$ 8.3	$ 36.0
Mexico	1.1	1.2	4.6	4.0
Sub Total	$ 4.1	$ 6.3	$ 12.9	$ 40.0
GAAP Operating Income	**$ 119.8**	**$ 135.9**	**$ 435.8**	**$ 265.3**
Operating Margin	8.08%	9.14%	7.69%	4.95%
Turkey Restructuring & Other non-recurring items	-	(15.6)	(5.3)	68.2
Adjusted Operating Income	**$ 119.8**	**$ 120.3**	**$ 430.5**	**$ 333.5**
Operating Margin before Turkey Restructuring & Other non-recurring items	8.08%	8.09%	7.60%	6.22%

*See slides 37 - 39 for an analysis of the non-recurring items.

Summary Operating Results – Fiscal Year Pro forma

($ in millions)	Pro forma Twelve Months Ended 4Q FY05	Pro forma Twelve Months Ended 4Q FY04	Adj. Pro forma* Twelve Months Ended FY2005	Adj. Pro forma* Twelve Months Ended FY2004
Operating Income (Loss):				
Chicken and Other Products:				
United States	$ 405.6	$ 348.3	$ 405.6	$ 355.5
Mexico	39.8	(0.7)	39.8	(7.2)
Sub Total	$ 445.4	$ 347.6	$ 445.4	$ 348.3
Turkey	(22.5)	(96.8)	(22.5)	(95.8)
Other Products:				
United States	8.3	36.0	8.3	30.3
Mexico	4.6	4.0	4.6	4.0
Sub Total	$ 12.9	$ 40.0	$ 12.9	$ 34.3
GAAP Operating Income	**$ 435.8**	**$ 290.8**	**$ 435.8**	**$ 286.8**
Operating Margin	7.70%	4.99%	7.70%	5.02%
Turkey Restructuring & Other non-recurring items**	(5.3)	68.2	(5.3)	66.9
Adjusted Operating Income	**$ 430.5**	**$ 359.0**	**$ 430.5**	**$ 353.7**
Operating Margin before Turkey Restructuring & Other non-recurring items	7.60%	6.16%	7.60%	6.19%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added. See slide 35 for computation of fiscal 2004 Adjusted Pro forma amounts.

**See slides 37,40 and 42 for an analysis of the non-recurring items.

Results from Operations – 4th Quarter

($ in millions, except per share figures)

	Actual		
	FY2005	FY2004	%Change
Net Sales	$ 1,482.7	$ 1,486.5	-0.3%
Net Income	$ 74.7	$ 75.3	-0.8%
EBITDA	$ 159.5	$ 158.0	0.9%
EPS	$ 1.12	$ 1.13	-0.9%

EBITDA Reconciliation	FY2005	FY2004	%Change
Net Income	$ 74.7	$ 75.3	
Add:			
Income Tax Expense	34.6	46.0	
Interest expense, net	10.1	11.4	
Depreciation and amortization	40.7	25.7	
Minus:			
Amortization of capitalized financing costs	0.6	0.4	
EBITDA - as reported	$ 159.5	$ 158.0	0.9%
EBITDA Margin - as reported	10.76%	10.63%	

Results from Operations – 4th Quarter - Continued

($ in millions, except per share figures)

	Actual		
	FY2005	FY2004	% Change
EBITDA Reconciliation			
Net Income	$ 74.7	$ 75.3	
Add:			
Income Tax Expense	34.6	46.0	
Interest expense, net	10.1	11.4	
Depreciation and amortization	40.7	25.7	
Minus:			
Amortization of capitalized financing costs	0.6	0.4	
EBITDA - as reported	$ 159.5	$ 158.0	0.9%
EBITDA Margin - as reported	10.76%	10.63%	
Non-recurring Adjusted			
Turkey Restructuring & Other non-recurring items *	-	(15.6)	
EBITDA - Adjusted	$ 159.5	$ 142.4	
EBITDA Margin - Adjusted	10.76%	9.58%	

* See slides 46 for analysis of the non-recurring items.

Results from Operations – Fiscal Year

($ in millions, except per share figures)

	Actual				Proforma	
	FY2005	FY2004	%Change		FY2004	%Change
Net Sales	$ 5,666.3	$5,363.7	5.6%		$ 5,824.5	-2.7%
Net Income	$ 265.0	$ 128.3	106.5%		$ 142.8	85.6%
EBITDA	$ 580.1	$ 372.5	55.7%		$ 407.2	42.5%
EPS	$ 3.98	$ 2.05	94.1%		$ 2.15	85.1%
EBITDA Reconciliation						
Net Income	$ 265.0	$ 128.3			$ 142.8	
Add:						
Income Tax Expense	138.6	80.2			89.0	
Interest expense, net	43.9	52.1			56.5	
Depreciation and amortization	134.9	113.8			120.8	
Minus:						
Amortization of capitalized financing costs	2.3	1.9			1.9	
EBITDA	$ 580.1	$ 372.5	55.7%		$ 407.2	42.5%
EBITDA Margin	10.24%	6.94%			6.99%	

Results from Operations – Fiscal Year - Continued

($ in millions, except per share figures)

	Actual						Proforma		
		FY2005		FY2004	% Change		FY2004	% Change
EBITDA Reconciliation								
Net Income	$	265.0	$	128.3		$	142.8	
Add:								
Income Tax Expense		138.6		80.2			89.0	
Interest expense, net		43.9		52.1			56.5	
Depreciation and amortization		134.9		113.8			120.8	
Minus:								
Amortization of capitalized financing costs		2.3		1.9			1.9	
EBITDA - as reported	$	580.1	$	372.5	55.7%	$	407.2	42.5%
EBITDA Margin - as reported		10.24%		6.94%			6.99%	
Non-recurring Adjusted								
Turkey Restructuring & Other non-recurring items *		(17.0)		67.3			67.3	
Adjustment to a 52 week year*		-		(4.9)			(7.4)	
EBITDA - Adjusted	$	563.1	$	434.9		$	467.1	
EBITDA Margin - Adjusted		9.94%		8.11%			1.16%	

* See slides 46, 47 and 49 for an analysis of the non-recurring items and adjustment to like weeks.

Long Term Debt

($ in thousands)	Fiscal Year Ending October 1, 2005				Fiscal Year Ending October 2, 2004			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 302,588	–	$ 302,588	2011	$ 303,019	–	$ 303,019
Senior unsecured notes, interest at 9 ¼ %	2013	100,000	–	100,000	2013	100,000	–	100,000
Note payable to an insurance company at 6.68%	2012	53,103	–	53,103	2012	55,899	–	55,899
Notes payable to an insurance company at LIBOR plus 2.2075%	2013	54,667	–	54,667	2013	68,000	–	68,000
Revolving term/credit facility at LIBOR plus 1.00%	2011	–	500,000	500,000	2011	--	500,000	500,000
Industrial revenue bond at variable rate	2012	9,500	–	9,500	2012	9,500	–	9,500
Industrial revenue bond at variable rate	2019	4,700	–	4,700	2019	4,700	–	4,700
Other notes payable	VAR	2,908	–	2,908	VAR	3,176	–	3,176
		527,466	$ 500,000	$ 1,027,466		544,294	$ 500,000	$ 1,044,294
Less current maturities		8,603				8,428		
Total Long-term debt		$ 518,863				$ 535,866		

Other Credit Facilities

($ in thousands)	Fiscal Year Ending October 1, 2005				Fiscal Year Ending October 2, 2004			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2009	$ -	$ 115,782	$ 150,000	2009		$ 105,510	$ 150,000
Domestic Revolving Credit Facility at LIBOR plus 1.00%	2011		18,000	18,000	2011		18,000	18,000
Mexico Revolving Credit Facility	2004	-	-	-	2004		30,000	30,000
Total Revolving Credit Facilities		$ -	$ 133,782	$ 168,000		$ -	$ 153,510	$ 198,000
Total Debt		$ 527,466	$ 633,782	$ 1,195,466		$ 544,294	$ 653,510	$ 1,242,294
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 527,466	$ 758,782	$ 1,320,466		$ 544,294	$ 778,510	$ 1,367,294

Summary Credit Ratios & Other Information

	FYE 2004	FYE 2005
EBITDA / Interest Expense (*)	8.34x	12.82x
Total Debt / EBITDA (**)	1.17x	0.94x
Net Debt / EBITDA (**)	1.08x	0.70x
Total Debt / Total Capital	37.1%	30.1%
Net Debt / Total Capital	35.4%	24.4%
Net Worth (millions)	$923.0	$1,223.6
Book Value/Common Share	$13.87	$18.38

(*) For FYE 2004 and FYE 2005, EBITDA used in this calculation has been adjusted for non-recurring items. FYE 2004 EBITDA and Interest Expense have both been adjusted to a 52 week year. See slide 24 for reconciliation.

(**) FYE 2005 EBITDA used in this calculation has been adjusted for non-recurring items. FYE 2004 is based on Pro forma EBITDA and Interest Expense, both adjusted to a 52 week year and with EBITDA adjusted for non-recurring items. See slide 24 for reconciliation.

Summary Credit Ratios & Other Information – Continued

EBITDA Reconciliation of FY2004 and FY2005

	Adj. Pro forma FY2004*	Adj. Actual FY2004*	FY2005
Net Income	$ 142,797	$ 128,340	$ 264,979
Add:			
Income Tax Expense	89,054	80,195	138,544
Interest expense, net	56,500	52,129	43,932
Depreciation and amortization	120,833	113,788	134,944
Minus:			
Amortization of capitalized financing costs	1,951	1,951	2,321
EBITDA	$ 407,233	$ 372,501	$ 580,078
Adjustments:			
Turkey Restructuring	64,160	64,160	(5,277)
Other Restructuring	7,923	7,923	-
Turkey Recall Insurance	(23,815)	(23,815)	-
Turkey Recall Effects	20,000	20,000	-
Vitamin, Methionine and other litigation Settlements	(1,038)	(1,038)	(11,680)
Adjustment to a 52 week year	(7,410)	(4,924)	
Adjusted EBITDA	$ 467,053	$ 434,807	$ 563,121

Debt net of Cash Reconciliation

	FY2004	FY2005
Total Debt	$ 544,294	$ 527,466
Less Cash	38,165	132,567
Net Debt	$ 506,129	$ 394,899

* See slides 46 & 47 for reconciliation of EBITDA adjusted to 52 weeks.

Capital Expenditures


Million $
Maintenance/Other
Expansion
140
120
100
80
60
40
20
0
$23.8
$2.7
$21.1
$26.4
$6.3
$20.1
$79.6
$13.6
$66.0
$83.6
$13.6
$70.0
$116.6
$15.2
$101.4
4Q FY04
4Q FY05
FY 04
FY 04 Pro forma
FY 05

- The Company projects FY 2006 capital expenditures of approximately $180 - $200 million.

FY2006 Earnings Guidance

Earnings Estimate (000's)	Current Guidance Fiscal Year 2006	Adjusted Fiscal Year 2005*		Current Guidance Fiscal Year 2006	Fiscal Year 2005
Sales:				*Production Pounds (000's)*	
U.S. Chicken	$ 4,375,000 to $ 4,550,000	$ 4,411,269		5,571,000 to 5,683,000	5,539,163
Mexico Chicken	426,000 to 431,000	403,353		648,000 to 662,000	626,988
Total Chicken	$ 4,801,000 to $ 4,981,000	$ 4,814,622		6,219,000 to 6,345,000	6,166,151
Turkey	$ 150,000 to $ 160,000	$ 204,838		130,000 to 140,000	145,004
U.S. Other	$ 625,000 to $ 640,000	$ 626,056			
Mexico Other	19,000 to 24,000	20,759			
Total Other	$ 644,000 to $ 664,000	$ 646,815			
Total Sales	$ 5,595,000 to $ 5,805,000	$ 5,666,275			
Cogs	87% - 89% of Sales	$ 4,926,353	(86.9%)		
SG&A	5.4% - 5.6% of Sales	309,387	(5.5%)		
Operating Income	6.9% - 8.1% of Sales	$ 430,535	(7.6%)		
Other Expenses (Income)					
Interest expense (net)	$39,000 - $41,000	$ 43,932			
Foreign exchange loss (gain)	-	(474)			
Miscellaneous, net	-	511			
	-	$ 43,969			
Income before Income Taxes		$ 386,566			
Income Tax	33% - 36% of NIBT	132,100	(34.2%)		
Net Income	$ 232,945 to $ 266,225	$ 254,466			
Net Income per Common Share	$3.50 - $4.00	$3.82			

* Excludes Non-recurring Items. See slide 37 for reconciliation.

FY2006 1st Quarter Earnings Guidance

Earnings Estimate (000's)	Current Guidance 1st Quarter 2006	1st Quarter 2005	
Sales:			
U.S. Chicken	$ 1,050,000 to $ 1,100,000	$ 1,024,491	
Mexico Chicken	100,000 to 105,000	96,937	
Total Chicken	$ 1,150,000 to $ 1,205,000	$ 1,121,428	
Turkey	$ 60,000 to $ 65,000	$ 79,774	
U.S. Other	$ 155,000 to $ 165,000	$ 165,394	
Mexico Other	5,000 to 6,000	1,651	
Total Other	$ 170,000 to $ 171,000	$ 167,045	
Total Sales	$ 1,380,000 to $ 1,441,000	$ 1,368,247	
Cogs	87% - 89% of Sales	$ 1,207,129	(88.2%)
SG&A	5.4% - 5.6% of Sales	70,103	(5.1%)
Operating Income	6.0% - 7.0% of Sales	$ 91,015	(6.7%)
Other Expenses (Income)			
Interest expense (net)	$9,750 - $10,250	$ 12,224	
Miscellaneous, net	-	(1,015)	
	-	$ 11,106	
Income before Income Taxes		$ 79,909	
Income Tax	33% - 36% of NIBT	31,400	(39.3%)
Net Income	$ 49,915 to $ 56,575	$ 48,509	
Net Income per Common Share	$0.75 - $0.85	$0.73	

Production Pounds (000's)	Current Guidance 1st Quarter 2006	1st Quarter 2005
U.S. Chicken	1,338,000 to 1,366,000	1,330,166
Mexico Chicken	162,000 to 172,000	159,615
Total Chicken	1,500,000 to 1,538,000	1,489,781
Turkey	35,000 to 37,500 *	38,702

*Turkey pounds sold are projected at approximately 70,000 (vs) 81,216 in 1st quarter of FY2005

Other Information

Chicken Sales - Actual

($ in millions)

	4th Quarter			Fiscal Year Ended		
	FY2005	FY2004	%Change	FY2005	FY2004	%Change
Prepared Foods:						
Foodservice	$ 405.6	$ 426.0	-4.8%	$ 1,622.9	$ 1,553.8	4.4%
Retail	77.0	56.6	36.0%	283.4	213.8	32.6%
Total Prepared Foods	482.6	482.6	0.0%	1,906.3	1,767.6	7.8%
Fresh Chicken						
Foodservice	401.0	424.2	-5.5%	1,509.2	1,423.0	6.1%
Retail	158.4	181.8	-12.9%	612.1	653.8	-6.4%
Total Fresh Chicken	559.4	606.0	-7.7%	2,121.3	2,076.8	2.1%
Export and Other						
Prepared Foods	14.0	8.5	64.7%	59.5	34.7	71.5%
Chicken-Other	106.5	61.4	73.5%	234.2	212.6	10.2%
Total Export and Other	120.5	69.9	72.4%	293.7	247.3	18.8%
Total U.S. Chicken	1,162.5	1,158.5	0.3%	4,411.2	4,091.7	7.8%
Total Mexico Chicken	101.2	93.8	7.9%	403.4	362.4	11.3%
Total Chicken Sales	$ 1,263.7	$ 1,252.3	0.9%	$ 4,814.6	$ 4,454.1	8.1%

Chicken Sales – Fiscal Year Pro forma

($ in millions)

	FY2005 Actual	FY2004 Pro orma	% Change	FY2004* Adj. Pro forma	% Change
United States					
Prepared Foods:					
Foodservice	$ 1,622.1	$ 1,678.4	-3.4%	$ 1,649.2	-1.6%
Retail	283.4	226.6	25.1%	221.9	27.7%
Total Prepared Foods	1,905.5	1,905.0	0.0%	1,871.1	1.8%
Fresh Chicken					
Foodservice	1,509.2	1,567.3	-3.7%	1,540.2	-2.0%
Retail	612.1	705.9	-13.3%	694.0	-11.8%
Total Fresh Chicken	2,121.3	2,273.2	-6.7%	2,234.2	-5.1%
Export and Other					
Prepared Foods	59.5	36.3	63.9%	35.5	67.6%
Chicken-Other	324.2	241.7	34.1%	236.2	37.3%
Total Export and Other	383.7	278.0	38.0%	271.7	41.2%
Total U.S. Chicken	4,411.2	4,456.2	-1.0%	4,377.0	0.8%
Total Mexico Chicken	403.4	362.4	11.3%	356.1	13.3%
Total Chicken Sales	$ 4,814.6	$ 4,818.6	-0.1%	$ 4,733.1	1.7%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added. See slide 34 for computation of the 2004 Adjusted Pro forma amounts.

Turkey Sales - Actual

($ in millions)	4th Quarter			Fiscal Year Ended		
	FY2005	FY2004	%Change	FY2005	FY2004	%Change
Prepared Foods:						
Foodservice	$ 7.9	$ 18.6	-57.5%	$ 61.1	$ 80.9	-24.5%
Retail	10.6	10.0	6.0%	37.7	37.4	0.8%
Total Prepared Foods	18.5	28.6	-35.3%	98.8	118.3	-16.5%
Fresh Turkey						
Foodservice	3.8	12.1	-68.6%	12.7	39.8	-68.1%
Retail	26.2	28.3	-7.4%	88.1	116.9	-24.6%
Total Fresh Turkey	30.0	40.4	-25.7%	100.8	156.7	-35.7%
Export and Other						
Prepared Foods	0.2	0.3	-33.3%	1.0	2.0	-50.0%
Turkey Other	1.5	3.2	-53.1%	4.2	9.3	-54.8%
Total Export and Other	1.7	3.5	-51.4%	5.2	11.3	-54.0%
Total Turkey Sales	$ 50.2	$ 72.5	-30.8%	$ 204.8	$ 286.3	-28.5%

Turkey Sales – Adjusted Fiscal Year

($ in millions)

	Actual 2005	Adj. Pro forma* FY2004	% Change
Prepared Foods:			
Foodservice	$ 61.2	$ 79.1	-22.6%
Retail	37.6	36.8	2.2%
Total Prepared Foods	98.8	115.9	-14.8%
Fresh Turkey			
Foodservice	12.8	39.0	-67.2%
Retail	88.0	113.7	-22.6%
Total Fresh Turkey	100.8	152.7	-34.0%
Export and Other			
Prepared Foods	1.0	1.9	-47.4%
Turkey Other	4.2	9.1	-53.8%
Total Export and Other	5.2	11.0	-52.7%
Total Turkey Sales	$ 204.8	$ 279.6	-26.7%

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added. See slide 36 for computation of the 2004 Adjusted Pro forma amounts.

Sales by Segment – Fiscal Year 2004

Reconciliation of 2004 Adjusted Proforma

($ in millions)

	1Q2004 Pro forma	1Q2004* Adj. Pro forma	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FY2004* Adj. Pro forma
Chicken:						
United States	$ 1,108.4	$ 1,029.2	$ 1,068.2	$ 1,121.1	$ 1,158.5	$ 4,377.0
Mexico	89.0	82.6	89.0	90.7	93.8	356.1
Total Chicken Sales	$ 1,197.3	$ 1,111.8	$ 1,157.2	$ 1,211.8	$ 1,252.3	$ 4,733.1
Total Turkey Sales	$ 93.4	$ 86.7	$ 54.1	$ 66.3	$ 72.5	$ 279.6
Sale of Other Products:						
United States	$ 209.8	$ 194.5	$ 166.8	$ 163.6	$ 156.2	$ 681.1
Mexico	4.6	4.6	6.8	6.3	5.5	23.2
Total Sale of Other Products	$ 214.4	$ 199.1	$ 173.6	$ 169.9	$ 161.7	$ 704.3
Total Net Sales	$ 1,505.1	$ 1,397.6	$ 1,384.9	$ 1,448.0	$ 1,486.5	$ 5,717.0

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Chicken Sales – Fiscal Year 2004

Reconciliation of 2004 Adjusted Proforma

($ in millions)

	1Q2004 Pro forma	1Q2004 Pro forma Adj.*	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FY2004 Pro forma Adj.*
United States						
Prepared Foods:						
Foodservice	$ 410.5	$ 381.2	$ 410.3	$ 431.7	$ 426.0	$ 1,649.2
Retail	65.4	60.7	56.0	48.6	56.6	221.9
Total Prepared Foods	475.9	441.9	466.3	480.3	482.6	1,871.1
Fresh Chicken						
Foodservice	379.5	352.4	367.7	395.9	424.2	1,540.2
Retail	166.1	154.2	176.7	181.3	181.8	694.0
Total Fresh Chicken	545.6	506.6	544.4	577.2	606.0	2,234.2
Export and Other						
Prepared Foods	10.9	10.1	8.6	8.3	8.5	35.5
Chicken-Other	76.0	70.6	48.9	55.3	61.4	236.2
Total Export and Other	86.9	80.7	57.5	63.6	69.9	271.7
Total U.S. Chicken	1,108.4	1,029.2	1,068.2	1,121.1	1,158.5	4,377.0
Total Mexico Chicken	88.9	82.6	89.0	90.7	93.8	356.1
Total Chicken Sales	$ 1,197.3	$ 1,111.8	$ 1,157.2	$ 1,211.8	$ 1,252.3	$ 4,733.1

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Summary Operating Results

Reconciliation of 2004 Adjusted Proforma

($ in millions)

	1Q2004 Pro forma	1Q2004 Adjustment*	1Q2004 Pro forma	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FY2004 Pro forma
Operating Income (Loss):							
Chicken and Other Products:							
United States	$ 68.8	$ 4.9	$ 63.9	$ 56.9	$ 105.5	$ 121.9	$ 348.2
Mexico	(6.4)	(0.5)	(5.9)	1.8	(2.4)	(0.7)	(7.2)
Sub Total	$ 62.5	$ 4.5	$ 58.0	$ 58.7	$ 103.1	$ 121.2	$ 341.0
Turkey	(15.8)	(1.1)	(14.7)	(11.3)	(78.1)	8.4	(95.7)
Other Products:							
United States	$ 8.7	$ 0.6	$ 8.1	$ 12.9	$ 11.4	$ 5.1	$ 37.5
Mexico	1.0	0.1	0.9	1.2	0.7	1.2	4.0
Sub Total	$ 9.7	$ 0.7	$ 9.0	$ 14.1	$ 12.1	$ 6.3	$ 41.5
GAAP Operating Income	$ 56.3	$ 4.0	$ 52.3	$ 61.5	$ 37.1	$ 135.9	$ 286.8
Tky Restructuring & Other Related Charges	20.0	1.4	18.6	-	63.9	(15.6)	66.9
Adjusted Operating Income	$ 76.4	$ 5.5	$ 70.9	$ 61.5	$ 101.0	$ 120.3	$ 353.7

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Turkey Sales – Adjusted Fiscal Year

Reconciliation of 2004 Adjusted Proforma

($ in millions)

	1Q2004 Pro forma	1Q2004* Pro forma Adj.*	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FY2004* Pro forma Adj.*
Prepared Foods:						
Foodservice	$ 26.1	$ 24.2	$ 17.4	$ 18.9	$ 18.6	$ 79.1
Retail	8.2	7.6	7.7	11.5	10.0	36.8
Total Prepared Foods	34.3	31.8	25.1	30.4	28.6	115.9
Fresh Turkey						
Foodservice	10.3	9.5	8.1	9.3	12.1	39.0
Retail	45.2	42.0	19.2	24.2	28.3	113.7
Total Fresh Turkey	55.5	51.5	27.3	33.5	40.4	152.7
Export and Other						
Prepared Foods	0.6	0.6	0.5	0.5	0.3	1.9
Turkey Other	3.0	2.8	1.2	1.9	3.2	9.1
Total Export and Other	3.6	3.4	1.7	2.4	3.5	11.0
Total Turkey Sales	$ 93.4	$ 86.7	$ 54.1	$ 66.3	$ 72.5	$ 279.6

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Effects of turkey restructuring and other non-recurring items on the twelve months ended October 1, 2005

($ in thousands except per share figures)

	With turkey restructuring & other non-recurring items		Remove turkey restructuring & other non-recurring items		Without turkey restructuring & other non-recurring items	
Net Sales	$	5,666,275	$	-	$	5,666,275
Costs and Expenses:						
Cost of sales		4,921,076		5,277		4,926,353
Selling, general and administrative		309,387		-		309,387
	$	5,230,463	$	5,277	$	5,235,740
Operating income	$	435,812	$	(5,277)	$	430,535
Other Expense (Income):						
Interest expense, net	$	43,932	$	-	$	43,932
Foreign exchange gain		(474)		-		(474)
Miscellaneous, net		(11,169)		11,680		511
	$	32,289	$	11,680	$	43,969
Income before income taxes		403,523		(16,957)		386,566
Income tax expense		138,544		(6,149)		132,395
Net income	$	264,979	$	(10,808)	$	254,171
Net income per common share – basic and diluted		$3.98		($0.16)		$3.82
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Effects of turkey restructuring and other non-recurring items on the quarter ended October 2, 2004

($ in thousands except per share figures)

	With turkey restructuring & other non-recurring items	Remove turkey restructuring & other non-recurring items	Without turkey restructuring & other non-recurring items
Net Sales	$ 1,486,454	$ -	$ 1,486,454
Costs and Expenses:			
Cost of sales	1,291,322	-	1,291,322
Cost of sales-restructuring	8,178	(8,178)	-
Non-recurring Recoveries	(23,815)	23,815	-
Selling, general and administrative	74,892	-	74,892
Other restructuring charges	-	-	-
	$ 1,350,577	$ 15,637	$ 1,366,214
Operating income	$ 135,877	$ (15,637)	$ 120,240
Other Expense (Income):			
Interest expense, net	$ 11,471	$ -	$ 11,471
Foreign exchange (gain) loss	(122)	-	(122)
Miscellaneous, net	3,222	-	3,222
	$ 14,571	$ -	$ 14,571
Income before income taxes	121,306	(15,637)	105,669
Income tax expense	46,016	(5,942)	40,074
Net income	$ 75,290	$ (9,695)	$ 65,595
Net income per common share – basic and diluted	$1.13	($0.14)	$0.99
Weighted average shares outstanding	66,555,733	66,555,733	66,555,733

Effects of turkey restructuring and other non-recurring items on the twelve months ended October 2, 2004

($ in thousands except for per share figures)

	With turkey restructuring & other non-recurring items		Remove turkey restructuring & other non-recurring items		Without turkey restructuring & other non-recurring items	
Net Sales	$	5,363,723	$	-	$	5,363,723
Costs and Expenses:						
Cost of sales		4,794,415		(20,000)		4,774,415
Cost of sales-restructuring		64,160		(64,160)		
Non-recurring Recoveries		(23,891)		23,891		-
Selling, general and administrative		255,802		-		255,802
Other restructuring charges		7,923		(7,923)		-
	$	5,098,409	$	(68,192)	$	5,030,217
Operating income	$	265,314	$	68,192	$	333,506
Other Expense (Income):						
Interest expense, net	$	52,129	$	-	$	52,129
Foreign exchange (gain) loss		205		-		205
Miscellaneous, net		4,445		963		5,408
	$	56,779	$	963	$	57,742
Income before income taxes		208,535		67,229		275,764
Income tax expense		80,195		25,547		105,742
Net income	$	128,340	$	41,682	$	170,022
Net income per common share – basic and diluted		$2.05		$0.66		$2.71
Weighted average shares outstanding		62,646,692		62,646,692		62,646,692

Effects of turkey restructuring and other non-recurring items on the twelve months ended October 2, 2004 – Proforma

($ in thousands except for per share figures)

	With turkey restructuring & other non-recurring items		Remove turkey restructuring & other non-recurring items		Without turkey restructuring & other non-recurring items	
Net Sales	$	5,824,514	$	-	$	5,824,514
Costs and Expenses:						
Cost of sales		5,204,915		(20,000)		5,184,915
Cost of sales-restructuring		64,160		(64,160)		
Non-recurring Recoveries		(23,891)		23,891		-
Selling, general and administrative		280,581		-		280,581
Other restructuring charges		7,923		(7,923)		-
	$	5,533,688	$	(68,192)	$	5,465,496
Operating income	$	290,826	$	68,192	$	359,018
Other Expense (Income):						
Interest expense, net	$	56,500	$	-	$	56,500
Foreign exchange (gain) loss		(474)		-		(474)
Miscellaneous, net		2,949		963		3,912
	$	58,975	$	963	$	59,938
Income before income taxes		231,851		67,229		299,080
Income tax expense		89,054		25,547		114,601
Net income	$	142,797	$	41,682	$	184,479
Net income per common share – basic and diluted		$2.15		$0.62		$2.77
Weighted average shares outstanding		66,555,733		66,555,733		66,555,733

Effects of turkey restructuring and other non-recurring items on the twelve months October 2, 2004 – Adjusted to 52 weeks

($ in thousands except for per share figures)

	With turkey restructuring & other non-recurring items		Remove turkey restructuring & other non-recurring items		Without turkey restructuring & other non-recurring items	
Net Sales	$	5,289,125	$	-	$	5,289,125
Costs and Expenses:						
Cost of sales		4,725,325		(18,571)		4,706,754
Cost of sales-restructuring		64,160		(64,160)		
Non-recurring Recoveries		(23,891)		23,891		-
Selling, general and administrative		252,495		-		252,495
Other restructuring charges		7,923		(7,923)		-
	$	5,026,012	$	(66,763)	$	4,959,249
Operating income	$	263,113	$	66,763	$	329,876
Other Expense (Income):						
Interest expense, net	$	51,240	$	-	$	51,240
Foreign exchange (gain) loss		199		-		199
Miscellaneous, net		4,468		963		5,431
	$	55,907	$	963	$	56,870
Income before income taxes		207,206		65,800		273,006
Income tax expense		79,601		25,004		104,605
Net income	$	127,605	$	40,796	$	168,401
Net income per common share						
– basic and diluted		$2.04		$0.65		$2.69
Weighted average shares outstanding		62,646,692		62,646,692		62,646,692

Effects of turkey restructuring and other non-recurring items on the twelve months October 2, 2004 – Pro forma Adjusted to 52 weeks

($ in thousands except for per share figures)

	With turkey restructuring & other non-recurring items	Remove turkey restructuring & other non-recurring items	Without turkey restructuring & other non-recurring items
Net Sales	$ 5,717,003	$ -	$ 5,717,003
Costs and Expenses:			
Cost of sales	5,106,503	(18,571)	5,087,932
Cost of sales-restructuring	64,160	(64,160)	
Non-recurring Recoveries	(23,891)	23,891	-
Selling, general and administrative	275,504	-	275,504
Other restructuring charges	7,923	(7,923)	-
	$ 5,430,199	$ (66,763)	$ 5,363,436
Operating income	$ 286,804	$ 66,763	$ 353,567
Other Expense (Income):			
Interest expense, net	$ 55,299	$ -	$ 55,299
Foreign exchange (gain) loss	199	-	199
Miscellaneous, net	2,448	963	3,411
	$ 57,946	$ 963	$ 58,909
Income before income taxes	228,858	65,800	294,658
Income tax expense	87,828	25,004	112,832
Net income	$ 141,030	$ 40,796	$ 181,826
Net income per common share – basic and diluted	$2.12	$0.61	$2.73
Weighted average shares outstanding	66,555,733	66,555,733	66,555,733

Summary Operating Results

Reconciliation of the Adjusted 2004 Income Statement

($ in thousands except for per share fiqures)

	1Q2004 Actual	1Q2004 Adjustment*	1Q2004 Adjusted*	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FY2004 Adjusted*
Net Sales	$ 1,044,368	$ (74,598)	$ 969,770	$ 1,384,907	$ 1,447,994	$ 1,486,454	$ 5,289,125
Costs and Expenses:							
Cost of sales	967,263	-69,090	898,173	1,262,039	1,273,791	1,291,322	4,725,325
Cost of sales-restructuring	-	-	-	-	55,982	8,178	64,160
Non-recurring Recoveries	(8)	1	(7)	(68)	-	(23,815)	(23,890)
Selling, general and administrative	46,303	(3,307)	42,996	61,426	73,181	74,892	252,495
Other restructuring charges	-	-	-	-	7,923	-	7,923
	$ 1,013,558	$ (72,396)	$ 941,162	$ 1,323,397	$ 1,410,877	$ 1,350,577	$ 5,026,013
Operating income	$ 30,810	$ (2,202)	$ 28,608	$ 61,510	$ 37,117	$ 135,877	$ 263,112
Other Expense (Income):							
Interest expense, net	$ 12,444	$ (889)	$ 11,555	$ 13,524	$ 14,690	$ 11,471	$ 51,240
Foreign exchange (gain) loss	78	(6)	72	185	65	(123)	199
Miscellaneous, net	(321)	23	(298)	1,257	285	3,224	4,468
	$ 12,201	$ (872)	$ 11,329	$ 14,966	$ 15,040	$ 14,572	$ 55,907
Income before income taxes	18,609	-1,330	17,279	46,544	22,077	121,305	207,205
Income tax expense	8,321	-594	7,727	13,594	12,263	46,017	79,601
Net income	$ 10,288	$ (736)	$ 9,552	$ 32,950	$ 9,814	$ 75,288	$ 127,604
Net income per common share – basic and diluted	$0.20	($0.01)	$0.18	$0.50	$0.15	$1.13	$2.04
Weighted average shares outstanding	51,757,222	51,757,222	51,757,222	66,555,733	66,555,733	66,555,733	62,646,692

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Summary Operating Results

Reconciliation of the Adjusted 2004 Proforma Income Statement

($ in thousands except for per share figures)

	1Q2004 Proforma	1Q2004 Proforma Adjustment*	1Q2004 Proforma Adjusted*	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FY2004 Adjusted*
Net Sales	$ 1,505,159	$ (107,511)	$ 1,397,648	$ 1,384,907	$ 1,447,994	$ 1,486,454	$ 5,717,003
Costs and Expenses:							
Cost of sales	1,377,763	-98,412	1,279,351	1,262,039	1,273,791	1,291,322	5,106,503
Cost of sales-restructuring	-	-	-	-	55,982	8,178	64,160
Non-recurring Recoveries	(8)	1	(7)	(68)	-	(23,815)	(23,890)
Selling, general and administrative	71,082	-5,077	66,005	61,426	73,181	74,892	275,504
Other restructuring charges	-	-	-	-	7,923	-	7,923
	$ 1,448,837	$ (103,488)	$ 1,345,349	$ 1,323,397	$ 1,410,877	$ 1,350,577	$ 5,430,200
Operating income	$ 56,322	$ (4,023)	$ 52,299	$ 61,510	$ 37,117	$ 135,877	$ 286,803
Other Expense (Income):		0					
Interest expense, net	$ 16,815	$ (1,201)	$ 15,614	$ 13,524	$ 14,690	$ 11,471	$ 55,299
Foreign exchange (gain) loss	78	(6)	72	185	65	(123)	199
Miscellaneous, net	(2,496)	178	(2,318)	1,257	285	3,224	2,448
	$ 14,397	$ (1,029)	$ 13,368	$ 14,966	$ 15,040	$ 14,572	$ 57,946
Income before income taxes	41,925	-2,994	38,931	46,544	22,077	121,305	228,857
Income tax expense	17,181	-1,227	15,954	13,594	12,263	46,017	87,828
Net income	$ 24,744	$ (1,767)	$ 22,977	$ 32,950	$ 9,814	$ 75,288	$ 141,029
Net income per common share							
– basic and diluted	$0.37	($0.03)	$0.35	$0.50	$0.15	$1.13	$2.12
Weighted average shares outstanding	66,555,733	66,555,733	66,555,733	66,555,733	66,555,733	66,555,733	66,555,733

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Reconciliation – Adjusted FY2004 EBITDA

	1Q2004 Actual	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FYE 2004 Actual
Net Income	$ 10,286	$ 32,951	$ 9,814	$ 75,290	$ 128,341
Add:					
Income Tax Expense (benefit)	8,321	13,594	12,263	46,017	80,195
Interest expense, net	12,444	13,524	14,690	11,471	52,129
Depreciation and amortization	25,911	33,087	29,122	25,668	113,788
Minus:					
Amortization of capitalized financing costs	447	421	643	440	1,951
EBITDA	$ 56,515	$ 92,735	$ 65,246	$ 158,006	$372,502
Adjustments:					
Turkey Restructuring	-	-	55,982	8,178	64,160
Other Restructuring	-	-	7,923	-	7,923
Turkey Recall Insurance	-	-	-	(23,815)	(23,815)
Turkey Recall Effects	12,500	7,500	-	-	20,000
Vitamin, Methionine and other litigation Settlements	(8)	(1,031)	-	-	(1,039)
Adjusted EBITDA	$69,007	$99,204	$129,151	$142,369	$439,731

Reconciliation – Adjusted FY2004 EBITDA

	1Q2004 Actual	1Q2004 Adjustment*	1Q2004 Adjusted*	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FYE 2004 Adjusted*
Net Income	$ 10,286	$ (735)	$ 9,551	$ 32,951	$ 9,814	$ 75,290	$ 127,606
Add:							
Income Tax Expense (benefit)	8,321	(594)	7,727	13,594	12,263	46,016	79,600
Interest expense, net	12,444	(889)	11,555	13,524	14,690	11,471	51,240
Depreciation and amortization	25,911	(1,851)	24,060	33,087	29,122	25,668	111,937
Minus:							
Amortization of capitalized financing costs	447	(32)	415	421	643	440	1,919
EBITDA	$ 56,515	($4,037)	$52,478	$ 92,735	$ 65,246	$ 158,005	$ 368,464
Adjustments:							
Turkey Restructuring	-	-	-	-	55,982	8,178	64,160
Other Restructuring	-	-	-	-	7,923	-	7,923
Turkey Recall Insurance	-	-	-	-	-	(23,815)	(23,815)
Turkey Recall Effects	12,500	(893)	11,607	7,500	-	-	19,107
Vitamin, Methionine and other litigation Settlemer	(8)	1	(7)	(1,031)	-	-	(1,038)
Adjusted EBITDA	$69,007	($4,929)	$64,078	$99,204	$129,151	$142,368	$434,801

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Reconciliation – Adjusted FY2004 Pro forma EBITDA

	1Q2004 Pro forma	1Q2004 Adjustment*	1Q2004 Adj. Pro forma*	2Q2004 Actual	3Q2004 Actual	4Q2004 Actual	FYE 2004 Adjusted*
Net Income	$ 24,744	$ (1,767)	$ 22,977	$ 32,951	$ 9,814	$ 75,290	$ 141,032
Add:							
Income Tax Expense (benefit)	17,181	(1,227)	15,954	13,594	12,263	46,016	87,827
Interest expense, net	16,815	(1,201)	15,614	13,524	14,690	11,471	55,299
Depreciation and amortization	32,956	(2,354)	30,602	33,087	29,122	25,668	118,479
Minus:							
Amortization of capitalized financing costs	447	(32)	415	421	643	440	1,919
EBITDA	$91,249	($6,518)	$84,731	$92,735	$65,246	$158,005	$ 400,717
Adjustments:							
Turkey Restructuring	-	-	-	-	55,982	8,178	64,160
Other Restructuring	-	-	-	-	7,923	-	7,923
Turkey Recall Insurance	-	-	-	-	-	(23,815)	(23,815)
Turkey Recall Effects	12,500	(893)	11,607	7,500	-	-	19,107
Vitamin, Methionine and other litigation Settlements	(8)	1	(7)	(1,031)	-	-	(1,038)
Adjusted EBITDA	$103,741	($7,410)	$96,331	$99,204	129,151	$142,368	$467,054

*The first quarter of fiscal year 2004 contained 14 weeks as compared to the more standard 13 weeks included in the first quarter of fiscal year 2005. Accordingly, to facilitate comparability between the periods, the first quarter of fiscal year 2004 has been adjusted by multiplying the actual amounts by the quotient of 13 divided by 14, to which the actual second, third and fourth fiscal quarter amounts were added.

Reconciliation – Adjusted FY2005 EBITDA

	1Q2005 Actual	2Q2005 Actual	3Q2005 Actual	4Q2005 Actual	FYE 2005 Actual
Net Income	$ 48,509	$ 56,389	$ 85,352	$ 74,729	$ 264,979
Add:					
Income Tax Expense (benefit)	31,400	34,204	38,324	34,616	138,544
Interest expense, net	12,224	9,318	12,322	10,068	43,932
Depreciation and amortization	30,065	33,777	30,421	40,681	134,944
Minus:					
Amortization of capitalized financing costs	570	580	590	581	2,321
EBITDA	$121,628	$133,108	$165,829	$159,513	$580,078
Adjustments:					
Turkey Restructuring	-	(4,440)	(837)	-	(5,277)
Turkey Recall Insurance	-	-	-	-	-
Vitamin, Methionine and other litigation Settlements	-	(11,680)	-	-	(11,680)
Adjusted EBITDA	$121,628	$116,988	$164,992	$159,513	$563,121